UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 1, 2005

                           PARK PLACE SECURITIES, INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of FEBRUARY 1, 2005, providing for the issuance of
            ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2005-WHQ1)

                           PARK PLACE SECURITIES, INC.
                           ---------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                   333-121784               34-1993512
----------------------------          ----------               ----------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

1100 Town & Country Road, Suite 1100
ORANGE, CALIFORNIA                                                   92868
----------------------------------------                             -----
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (714) 564-0660
                                                   ----------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))



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[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))


SECTION 2 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

This 8-K/A has, as attached, Exhibit H (Form of Interest Rate Swap Agreement) to the final Pooling and Servicing Agreement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

                           (a) Not applicable

                           (b) Not applicable

                           (c) Exhibits



         EXHIBIT NO.                     DESCRIPTION
         -----------                     -----------
         4.1 Exhibit H to the Pooling and Servicing Agreement, dated as of February 1, 2005, by and among Park Place Securities Inc. as Depositor, HomEq Servicing Corporation as Master Servicer and Wells Fargo Bank, N.A. as Trustee relating to the Series 2005-WHQ1 Certificates.


                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 11, 2005


                                           AMERIQUEST MORTGAGE SECURITIES INC.


                                           By: /s/ John P. Grazer
                                              ----------------------------------
                                           Name:   John P. Grazer
                                           Title:  CFO


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                                INDEX TO EXHIBITS
                                -----------------



EXHIBIT NO.                    DESCRIPTION                          Sequentially
-----------                    -----------                         NUMBERED PAGE
                                                                   -------------
    4.1      Exhibit H to the Pooling and Servicing Agreement,          7
             dated as of February 1, 2005, by and among Park
             Place Securities Inc. as Depositor, HomEq Servicing
             Corporation as Master Servicer and Wells Fargo Bank,
             N.A. as Trustee relating to the Series 2005-WHQ1
             Certificates.

                                   EXHIBIT 4.1